Deferred Revenue from Volumetric Production Payment	6 Months Ended
Dec. 31, 2013
Deferred Revenue from Volumetric Production Payment
Deferred Revenue from Volumetric Production Payment

Note I — Deferred Revenue from Volumetric Production Payment

The net proceeds from the VPP, along with unrealized gains and losses discussed in Note H, are recorded as a non-current liability in the consolidated balance sheets.  Deferred revenue from the VPP will be amortized over the life of the VPP and will be recognized in oil and gas sales in the consolidated statements of operations as comprehensive income (loss).

The following table reflects the changes in deferred revenue during the six months ended December 31, 2013:

Deferred revenue from VPP, at October 2, 2013	$35,092
Deferred revenue from VPP	(293)
Amortization of deferred revenue from VPP	618
Unrealized loss on derivative/VPP	6,229
Deferred revenue from VPP, at December 31, 2013	$41,646